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                                                                    EXHIBIT 10.2

                               NETEZZA CORPORATION

                        Incentive Stock Option Agreement
                     Granted Under 2000 Stock Incentive Plan

1. Grant of Option.

     This agreement evidences the grant by Netezza Corporation, a Delaware corporation (the "Company"), on _____________, 200_ to ______________________,
an employee of the Company (the "Participant"), of an option to purchase, in whole or in part, on the terms provided herein and in the Company's 2000 Stock Incentive Plan (the "Plan"), a total of ___________ shares (the "Shares") of common stock, $.001 par value per share, of the Company ("Common Stock") at $________ per Share. Unless earlier terminated, this option shall expire on ___________, 201_ (the "Final Exercise Date").

     It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Participant," as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2. Vesting Schedule.

     This option will become exercisable ("vest") as to 25% of the original number of Shares on the first anniversary of _____________, 200_ (the "Vesting Start Date") and as to an additional 6.25% of the original number of Shares at the end of each successive three-month period following the first anniversary of the Vesting Start Date until the fourth anniversary of the Vesting Start Date.

     The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 4 hereof or the Plan.

3. Acceleration of Vesting Schedule. Notwithstanding the vesting schedule described above in Section 2, effective immediately prior to an Acquisition (as defined below), this option shall become exercisable for such number of additional Shares as is equal to 25% of the total number of Shares originally covered by this option, except that for employees who have been employed by the Company for less than one year as of the date of the Acquisition, this option only shall become exercisable for such number of Shares as is equal to 12.5% of the total number of Shares originally covered by this option, with the remaining shares in each case continuing to vest in accordance with a vesting schedule that has been shortened by one year or six months, respectively. For purposes of this option, the term "Acquisition" shall mean (1) any merger or consolidation in which (i) the Company is a constituent party or (ii) a subsidiary of the Company

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is a constituent party and the Company issues shares of its capital stock pursuant to such merger or consolidation (except, in the case of both clauses
(i) and (ii) above, any such merger or consolidation involving the Company or a subsidiary in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold immediately following such merger or consolidation at least 51% by voting power of the capital stock of (x) the surviving or resulting corporation or (y) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, of the parent corporation of such surviving or resulting corporation) or (2) the sale or transfer, in a single transaction or series of related transactions, of outstanding capital stock representing at least 51% of the voting power of the outstanding capital stock of the Company immediately following such transaction or (3) the sale of all or substantially all of the assets of the Company.

4. Exercise of Option.

     (a) Form of Exercise. Each election to exercise this option shall be in substantially the form attached hereto as Exhibit A, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

     (b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 4, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the date hereof, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an "Eligible Participant").

     (c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise
Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon written notice to the Participant from the Company describing such violation.

     (d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for "cause" as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant by the Participant, provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.


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     (e) Discharge for Cause. If the Participant, prior to the Final Exercise
Date, is discharged by the Company for "cause" (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. "Cause" shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for "Cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for cause was warranted.

5. Right of First Refusal.

     (a) If the Participant proposes to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, "transfer") any Shares acquired upon exercise of this option, then the Participant shall first give written notice of the proposed transfer (the "Transfer Notice") to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares the Participant proposes to transfer (the "Offered Shares"), the price per share and all other material terms and conditions of the transfer.

     (b) For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all (but not less than all) of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after his receipt of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in a form suitable for transfer of the Offered Shares to the Company. Promptly following receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for the Offered Shares; provided that if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice; and provided further that any delay in making such payment shall not invalidate the Company's exercise of its option to purchase the Offered Shares.

     (c) If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares to the proposed transferee, provided that such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 5 shall remain subject to the right of first refusal set forth in this Section 5 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 5.

     (d) After the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not


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pay any dividend to the Participant on account of such Offered Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Offered Shares.

     (e) The following transactions shall be exempt from the provisions of this
Section 5:

          (1) any transfer of Shares to or for the benefit of any spouse, child or grandchild of the Participant, or to a trust for their benefit;

          (2) any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"); and

          (3) an Acquisition.

provided, however, that in the case of a transfer pursuant to clause (1) above, such Shares shall remain subject to the right of first refusal set forth in this
Section 5 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 5.

     (f) The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 5 to one or more persons or entities.

     (g) The provisions of this Section 5 shall terminate upon the earlier of the following events:

          (1) the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

          (2) an Acquisition.

     (h) The Company shall not be required (a) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 5, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

6. Agreement in Connection with Public Offering.

     The Participant agrees, in connection with the initial underwritten public offering of the Company's securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for a period of 180 days from the effective date of such registration statement, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.


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7. Withholding.

     No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

8. Nontransferability of Option.

     This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

9. Disqualifying Disposition.

     If the Participant disposes of Shares acquired upon exercise of this option within two years from the date of this agreement or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

10. Provisions of the Plan.

     This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

     IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                                        NETEZZA CORPORATION


Dated:                                  By:
       ------------------------------       ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


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                            PARTICIPANT'S ACCEPTANCE

     The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 2000 Stock Incentive Plan.

                                        PARTICIPANT:


                                        ----------------------------------------
                                        Address:
                                                 -------------------------------

                                                 -------------------------------


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                                                                       EXHIBIT A

                    NOTICE OF INCENTIVE STOCK OPTION EXERCISE

                         Date of Exercise: ____________

NETEZZA CORPORATION
200 Crossing Boulevard
Framingham, MA 01702

Attention: Treasurer

Dear Sir or Madam:

I am the holder of an Incentive Stock Option granted to me under the Netezza Corporation (the "Company") 2000 Stock Incentive Plan on _________, 200_ for the purchase of __________ shares of Common Stock of the Company at a purchase price of $__________ per share.

I hereby exercise my option to purchase _________ shares of Common Stock (the "Shares"), for which I have enclosed __________ in the amount of ________. Please register my stock certificate as follows:

     Name(s):         ____________________________

     Address:         ____________________________

                      ____________________________

     Tax I.D./ SSN #: ____________________________


I represent, warrant and covenant as follows:

1. I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the "Securities Act"), or any rule or regulation under the Securities Act.

2. I have had such opportunity as I have deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.


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3. I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

4. I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

5. I understand that (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

Very truly yours,


-------------------------------------
(Signature)


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